EXHIBIT 99.25

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

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z_eqmc0401_mkt                                               PRUDENTIAL WAL RUNS

Settle                                          1/29/2004
First Payment                                   2/25/2004

                FRM Prepay (1)         19.8 HEP           19.8 HEP          19.8 HEP           19.8 HEP
                ARM Prepay (2)           35 CPR             35 CPR            35 CPR             35 CPR
                ARM Prepay (3)           35 CPR             35 CPR            35 CPR             35 CPR
                        LIBOR     Forward LIBOR      Forward LIBOR     Forward LIBOR      Forward LIBOR
                     TRIGGERS              FAIL         FUNCTIONAL              FAIL         FUNCTIONAL
          Optional Redemption           Call (N)           Call (N)          Call (Y)           Call (Y)

                           M1
                          WAL              6.51               6.46              6.51               5.81
                           M2
                          WAL              8.03               6.40              8.03               5.80
                           M3
                          WAL              9.26               6.34              8.91               5.80
                           M4
                          WAL              9.93               6.30              8.91               5.80

z_eqmc0401_mkt - Price/Yield - M1                          PRUDENTIAL BREAKEVENS

Balance         $58,500,000.00   Delay                               24
Coupon                           Dated                               1/1/2004
Settle               1/29/2004   First Payment                       2/25/2004

                                  FRM Prepay (1)                    19.8 HEP                            19.8 HEP
                                  ARM Prepay (2)                      35 CPR                              35 CPR
                                  ARM Prepay (3)                      35 CPR                              35 CPR
                                        Default                   15.493 CDR                          15.493 CDR
                                  Loss Severity                          50%                                 50%
                              Servicer Advances                         100%                                100%
                                Liquidation Lag                           18                                  18
                                          LIBOR                Forward LIBOR                       Forward LIBOR
                                       TRIGGERS                         FAIL                          FUNCTIONAL
                            Optional Redemption                      Call (N)                            Call (N))

                                            WAL                         8.75                                8.75
                            Principal Writedown              4,828.06 (0.01%)                    4,828.06 (0.01%))
             Total Collat Loss (Collat Maturity)      178,383,723.37 (19.82%)             178,383,723.37 (19.82%))
      Total Collat Liquidation (Collat Maturity)      349,167,258.27 (38.80%)             349,167,258.27 (38.80%))


                                  FRM Prepay (1)                     19.8 HEP                     19.8 HEP
                                  ARM Prepay (2)                       35 CPR                       35 CPR
                                  ARM Prepay (3)                       35 CPR                       35 CPR
                                        Default                    18.589 CDR                   18.589 CDR
                                  Loss Severity                           50%                          50%
                              Servicer Advances                          100%                         100%
                                Liquidation Lag                            18                           18
                                          LIBOR                 Forward LIBOR                Forward LIBOR
                                       TRIGGERS                          FAIL                   FUNCTIONAL
                            Optional Redemption                       Call (Y)                     Call (Y

                                            WAL                          5.74                         5.74
                            Principal Writedown               4,423.45 (0.01%)             4,423.45 (0.01%
             Total Collat Loss (Collat Maturity)       200,533,655.82 (22.28%)      200,533,655.82 (22.28%
      Total Collat Liquidation (Collat Maturity)       392,698,639.85 (43.63%)      392,698,639.85 (43.63%

z_eqmc0401_mkt - Price/Yield - M2                          PRUDENTIAL BREAKEVENS

Balance           $49,500,000.00    Delay                               24
Coupon                              Dated                               1/1/2004
Settle                1/29/2004    First Payment                       2/25/2004

                                  FRM Prepay (1)                    19.8 HEP                            19.8 HEP
                                  ARM Prepay (2)                      35 CPR                              35 CPR
                                  ARM Prepay (3)                      35 CPR                              35 CPR
                                        Default                   10.156 CDR                          10.156 CDR
                                  Loss Severity                          50%                                 50%
                              Servicer Advances                         100%                                100%
                                Liquidation Lag                           18                                  18
                                          LIBOR                Forward LIBOR                       Forward LIBOR
                                       TRIGGERS                         FAIL                          FUNCTIONAL
                            Optional Redemption                      Call (N)                            Call (N)

                                            WAL                        10.57                               10.57
                            Principal Writedown              1,598.14 (0.00%)                    1,598.14 (0.00%)
             Total Collat Loss (Collat Maturity)      132,336,171.99 (14.70%)             132,336,171.99 (14.70%)
      Total Collat Liquidation (Collat Maturity)      258,774,441.82 (28.75%)             258,774,441.82 (28.75%)

                                  FRM Prepay (1)                       19.8 HEP                     19.8 HEP
                                  ARM Prepay (2)                         35 CPR                       35 CPR
                                  ARM Prepay (3)                         35 CPR                       35 CPR
                                        Default                      11.886 CDR                   11.886 CDR
                                  Loss Severity                             50%                          50%
                              Servicer Advances                            100%                         100%
                                Liquidation Lag                              18                           18
                                          LIBOR                   Forward LIBOR                Forward LIBOR
                                       TRIGGERS                            FAIL                   FUNCTIONAL
                            Optional Redemption                         Call (Y)                     Call (Y)

                                            WAL                            6.57                         6.57
                            Principal Writedown                 1,530.01 (0.00%)             1,530.01 (0.00%)
             Total Collat Loss (Collat Maturity)         148,529,816.22 (16.50%)      148,529,816.22 (16.50%)
      Total Collat Liquidation (Collat Maturity)         290,545,730.36 (32.28%)      290,545,730.36 (32.28%)


z_eqmc0401_mkt - Price/Yield - M3                          PRUDENTIAL BREAKEVENS

Balance         $13,500,000.00   Delay                               24
Coupon                           Dated                               1/1/2004
Settle               1/29/2004   First Payment                       2/25/2004

                                  FRM Prepay (1)                    19.8 HEP                            19.8 HEP
                                  ARM Prepay (2)                      35 CPR                              35 CPR
                                  ARM Prepay (3)                      35 CPR                              35 CPR
                                        Default                    8.897 CDR                           8.897 CDR
                                  Loss Severity                          50%                                 50%
                              Servicer Advances                         100%                                100%
                                Liquidation Lag                           18                                  18
                                          LIBOR                Forward LIBOR                       Forward LIBOR
                                       TRIGGERS                         FAIL                          FUNCTIONAL
                            Optional Redemption                      Call (N)                            Call (N)

                                            WAL                        14.53                               14.53
                            Principal Writedown              7,146.31 (0.05%)                    7,146.31 (0.05%)
             Total Collat Loss (Collat Maturity)      119,656,013.59 (13.30%)             119,656,013.59 (13.30%)
      Total Collat Liquidation (Collat Maturity)      233,910,640.95 (25.99%)             233,910,640.95 (25.99%)

                                  FRM Prepay (1)                     19.8 HEP                     19.8 HEP
                                  ARM Prepay (2)                       35 CPR                       35 CPR
                                  ARM Prepay (3)                       35 CPR                       35 CPR
                                        Default                    10.389 CDR                   10.389 CDR
                                  Loss Severity                           50%                          50%
                              Servicer Advances                          100%                         100%
                                Liquidation Lag                            18                           18
                                          LIBOR                 Forward LIBOR                Forward LIBOR
                                       TRIGGERS                          FAIL                   FUNCTIONAL
                            Optional Redemption                       Call (Y)                     Call (Y)

                                            WAL                          6.74                         6.74
                            Principal Writedown               4,074.68 (0.03%)             4,074.68 (0.03%)
             Total Collat Loss (Collat Maturity)       134,597,055.42 (14.96%)      134,597,055.42 (14.96%)
      Total Collat Liquidation (Collat Maturity)       263,209,008.71 (29.25%)      263,209,008.71 (29.25%)


z_eqmc0401_mkt - Price/Yield - M4                          PRUDENTIAL BREAKEVENS

Balance         $13,500,000.00     Delay                               24
Coupon                             Dated                               1/1/2004
Settle               1/29/2004     First Payment                       2/25/2004

                                  FRM Prepay (1)                    19.8 HEP                            19.8 HEP
                                  ARM Prepay (2)                      35 CPR                              35 CPR
                                  ARM Prepay (3)                      35 CPR                              35 CPR
                                        Default                    7.732 CDR                           7.732 CDR
                                  Loss Severity                          50%                                 50%
                              Servicer Advances                         100%                                100%
                                Liquidation Lag                           18                                  18
                                          LIBOR                Forward LIBOR                       Forward LIBOR
                                       TRIGGERS                         FAIL                          FUNCTIONAL
                            Optional Redemption                      Call (N)                            Call (N)

                                            WAL                        15.05                               15.05
                            Principal Writedown             31,870.27 (0.24%)                   31,870.27 (0.24%)
             Total Collat Loss (Collat Maturity)      107,176,097.89 (11.91%)             107,176,097.89 (11.91%)
      Total Collat Liquidation (Collat Maturity)      209,452,237.91 (23.27%)             209,452,237.91 (23.27%)

                                  FRM Prepay (1)                     19.8 HEP                     19.8 HEP
                                  ARM Prepay (2)                       35 CPR                       35 CPR
                                  ARM Prepay (3)                       35 CPR                       35 CPR
                                        Default                     8.957 CDR                    8.957 CDR
                                  Loss Severity                           50%                          50%
                              Servicer Advances                          100%                         100%
                                Liquidation Lag                            18                           18
                                          LIBOR                 Forward LIBOR                Forward LIBOR
                                       TRIGGERS                          FAIL                   FUNCTIONAL
                            Optional Redemption                       Call (Y)                     Call (Y)

                                            WAL                          6.99                         6.99
                            Principal Writedown               2,202.34 (0.02%)             2,202.34 (0.02%)
             Total Collat Loss (Collat Maturity)       120,278,724.51 (13.36%)      120,278,724.51 (13.36%)
      Total Collat Liquidation (Collat Maturity)       235,131,378.92 (26.13%)      235,131,378.92 (26.13%)